                                                                   Exhibit 10.16


                                               500 SEVENTH AVENUE-10TH FLOOR
                                               NEW YORK, NY 10018-4502

                                               PHONE 212-575-5219
                                               FAX 212-575-5228
                                               len.imperiale@sterlingbancorp.com
                                               ---------------------------------

                                               Leonard M. Imperiale
STERLING FINANCIAL SERVICES CO., INC.          Administrative Vice President

March 20, 2002


David Greenberg, President
Easy Money Group et al
5295 Greenwich Road, Suite 108
Virginia Beach, VA  23462

Re: Loan, Security and Service Agreement ("Agreement") made this 12th day of December, 1996, and amended from time to time between Sterling Financial Services Company, Inc. (formerly known as Sterling Financial Services Co.) as Lender, and the corporations listed on Exhibit A attached hereto individually and collectively as Borrower

Dear Mr. Greenberg:

Section 1.1(b)(i) of the captioned Agreement is amended in its entirety as follows:

Definition of Advance Limit. The term "Advance Limit" shall mean the amount of
---------------------------
the Revolving Loan which the Lender may, in its sole and absolute discretion, from time to time make to Borrower, up to the lesser of One Million Three Hundred Thousand Dollars ($1,300,000) or 35% of the amount of the Borrower's "Eligible Receivables" (as hereinafter defined). The amount of the Revolving Loan shall decrease by $54,167 each month for a successive twenty-four (24) month period commencing on July 1, 2002 and terminating on June 1, 2004 as set forth in Schedule 1 attached hereto.

All other terms of the Loan, Security and Service Agreement shall remain unchanged.

Please signify your agreement to the foregoing by executing the enclosed two (2) copies of this letter and return them to us at your earliest convenience.

Very truly yours,



Leonard M. Imperiale

cc:  J. Gallo, President, Sterling Financial Services Company, Inc.

SIGNATURE PAGE TO LETTER AGREEMENT DATED MARCH 20, 2002
                             Agreed To And Accepted:


BORROWER:
Easy Advances of MS, Inc.               By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money Holdings Corporation         By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money, Inc.                        By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money of California, Inc.          By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money of Colorado, Inc.            By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money of Indiana, Inc.             By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money of Kansas, Inc.              By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money of Kentucky, Inc.            By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money of Louisiana, Inc.           By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money of Maryland, Inc.            By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money of Nevada, Inc.              By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money of NM, Inc.                  By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money of Tennessee, Inc.           By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

Easy Money of Utah, Inc.                By:  /s/ David Greenberg
                                             -----------------------------------
                                                 David Greenberg, President

       (Continued) SIGNATURE PAGE TO LETTER AGREEMENT DATED MARCH 20, 2002
                             Agreed To And Accepted:

BORROWER (continued):

Easy Money of Virginia, Inc.                         By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

EM Holdings, Inc.                                    By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Fast Cash, Inc.                                      By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Gulf Investment Group, Inc.                          By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Lone Star Endeavors, Inc.                            By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Loan Alternative Corporation, The                    By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Money Express Leasing, Inc.                          By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Sunnybrook, Inc.                                     By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Sunnybrook of Arizona, Inc.                          By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Sunnybrook of Hawaii, Inc.                           By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Sunnybrook of MD, Inc.                               By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Sunnybrook of Mississippi, Inc.                      By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Sunnybrook of Missouri, Inc.                         By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Sunnybrook of North Florida, Inc.                    By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

 (Continued) SIGNATURE PAGE TO LETTER AGREEMENT DATED MARCH 20, 2002
                             Agreed To And Accepted:

BORROWER (continued):

Money Network Financial Services, Inc.               By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

The Cheyenne Servicing Corporation, LTD              By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Easy Money Auto Sales, Inc.                          By:  /s/ David Greenberg
                                                          ---------------------------------------
as successor to Easy Money Title Loans, Inc.                  David Greenberg, President

Easy Money Check Cashing, Inc.                       By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

EM Consumer Services of MD, Inc.                     By:  /s/ David Greenberg
                                                          ---------------------------------------
formerly Dollar Express, Inc.                                 David Greenberg, President

JHF Enterprises, Inc.                                By:  /s/ David Greenberg
                                                          ---------------------------------------
d/b/a Easy Money                                              David Greenberg, President

JHF Enterprises, Inc.                                By:  /s/ David Greenberg
                                                          ---------------------------------------
d/b/a Cash 2 U                                                David Greenberg, President

Tidewater Services of Delaware, Inc.                 By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

Payday Check Cashing, Inc.                           By:  /s/ David Greenberg
                                                          ---------------------------------------
                                                              David Greenberg, President

             EXHIBIT A TO LOAN SECURITY AND SERVICE AGREEMENT DATED
             DECEMBER 12, 1996 AND AMENDED FROM TIME TO TIME BETWEEN
      STERLING FINANCIAL SERVICES COMPANY, INC. (formerly known as Sterling
       Financial Services Co.) AND THE FOLLOWING BORROWING CORPORATIONS:


CORPORATE NAME                                            STATE OF INCORPORATION
Cheyenne Servicing Corporation, Ltd, The                            DE
Easy Advances of MS, Inc.                                           MS
Easy Money Check Cashing, Inc.                                      NV
Easy Money Holding Corporation                                      VA
Easy Money, Inc.                                                    VA
Easy Money of California, Inc.                                      CA
Easy Money of Colorado, Inc.                                        CO
Easy Money of Indiana, Inc.                                         IN
Easy Money of Kansas, Inc.                                          KS
Easy Money of Kentucky, Inc.                                        KY
Easy Money of Louisiana, Inc.                                       LA
Easy Money of Maryland, Inc.                                        MD
Easy Money of Nevada, Inc.                                          NV
Easy Money of NM, Inc.                                              NM
Easy Money of Tennessee, Inc.                                       TN
Easy Money of Utah, Inc.                                            UT
Easy Money of Virginia, Inc.                                        VA
Easy Money Auto Sales, Inc. (as successor to                        FL
    Easy Money Title Loans, Inc.)
EM Consumer Services, Inc.                                          CO
EM Consumer Services of MD, Inc.                                    MD
EM Holdings, Inc.                                                   VA
Fast Cash, Inc.                                                     LA
Gulf Investment Group, Inc.                                         MS
JHF Enterprises, Inc. (d/b/a Easy Money & Cash 2 U)                 FL
Lone Star Endeavors, Inc.                                           TX
Loan Alternative Corporation, The                                   TX
Money Express Leasing, Inc.                                         MD
Money Network Financial Services, Inc.                              NV
Payday Check Cashing, Inc.                                          LA
Sunnybrook, Inc.                                                    NM
Sunnybrook of Arizona, Inc.                                         AZ
Sunnybrook of Hawaii, Inc.                                          HI
Sunnybrook of MD, Inc.                                              MD
Sunnybrook of Mississippi, Inc.                                     MS
Sunnybrook of Missouri, Inc.                                        MO
Sunnybrook of North Florida, Inc.                                   FL
Tidewater Services of Delaware                                      DE

                SCHEDULE 1: REVOLVING LOAN AMORTIZATION SCHEDULE


             Period                Amortization                  Balance
                                                               1,300,000
      July, 2002                     54,167                    1,245,833
      August, 2002                   54,167                    1,191,666
      September, 2002                54,167                    1,137,499
      October, 2002                  54,167                    1,083,332
      November, 2002                 54,167                    1,029,165
      December, 2002                 54,167                      974,998
      January, 2003                  54,167                      920,831
      February, 2003                 54,167                      866,664
      March, 2003                    54,167                      812,497
      April, 2003                    54,167                      758,330
      May, 2003                      54,167                      704,163
      June, 2003                     54,167                      649,996
      July, 2003                     54,167                      595,829
      August, 2003                   54,167                      541,662
      September, 2003                54,167                      487,495
      October, 2003                  54,167                      433,328
      November, 2003                 54,167                      379,161
      December, 2003                 54,167                      324,994
      January, 2004                  54,167                      270,827
      February, 2004                 54,167                      216,660
      March, 2004                    54,167                      162,493
      April, 2004                    54,167                      108,326
      May, 2004                      54,167                       54,159
      June, 2004                     54,159                            0